SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 3, 2008

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (909) 987-9220

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

During the week beginning September 3, 2008, EMRISE Corporation’s (the “Company”) Chief Executive Officer, Carmine T. Oliva, will present a power point presentation at various investor conferences (the “Power Point Presentation”). A copy of the presentation (the “Investor Presentation”) is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Investor Presentation shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company previously issued a Current Report on Form 8-K regarding its special meeting of stockholders to be held on November 6, 2008 at EMRISE’s headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730.  The special meeting will begin at 8:00 a.m., and not at 10:00 a.m. as previously reported.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Power Point Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2008	EMRISE CORPORATION

	By:	/s/ D. JOHN DONOVAN
D. John Donovan,
Vice President Finance and Administration

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description
99.1	Power Point Investor Presentation